Disposition of Subsidiaries	9 Months Ended
Dec. 31, 2020
Discontinued Operations and Disposal Groups [Abstract]
Disposition of Subsidiaries

15. DISPOSITION OF SUBSIDIARIES

The Company sold its subsidiary DT, a manufacturing company in garment manufacturing segment on October 1 to a third party and sold HPF, a subsidiary in logistics services segment in November 2020 to another third party. After disposition, the two subsidiaries became third parties to the Company. The Company will not have any businesses with the two subsidiaries nor the buyers. The business operations, customers and suppliers of DT and HPF were retained by the Company; therefore, the disposition of the two subsidiaries did not qualify as discontinued operations.